UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
July 13, 2004

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

2200 West Parkway Boulevard
Salt Lake City, Utah 84119-2099
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Items 9 and 12.      Regulation FD Disclosure and Results of Operations and Financial Condition

On July 13, 2004, Franklin Covey Co. announced its financial results for the quarter and three quarters ended May 29, 2004. The earnings release is attached hereto as an exhibit to this current report on Form 8-K and is being furnished under both Item 9 and Item 12 of Form 8-K.

Item 7.      Financial Statements and Exhibits

(c)	Exhibits

99.1	Earnings release dated July 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN COVEY CO.

Date: July 13, 2004	By: /s/ STEPHEN D. YOUNG Stephen D. Young Chief Financial Officer